Astoria Financial Corporation

Multifamily/Commercial Real Estate Lending

($ in Millions)


Multifamily
CRE
$700
$600
$500
$400
$300
$200
$100
$0
CAGR = 41%
$209.4
$313.8
$314.5
$591.8
1998
1999
2000
2001

Average loan balance outstanding is < $1 million
Includes mixed use properties